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                                                                    Exhibit 10.4

                         ELIGIBLE LENDER TRUST AGREEMENT

     This Trust Agreement (the "Trust Agreement") is entered into as of May 1, 2002 (the "Effective Date"), between EDUCATION FUNDING CAPITAL TRUST - I ("EFC Trust") and FIFTH THIRD BANK, as eligible lender trustee on behalf of EFC Trust (the "Eligible Lender Trustee").

     WHEREAS, the Eligible Lender Trustee is an "eligible lender" under the Higher Education Act;

     WHEREAS, EFC Trust is not an "eligible lender" under the Higher Education Act and desires the Eligible Lender Trustee to hold all right, title and interest in and to certain Eligible Loans in trust for the benefit of EFC Trust;

     WHEREAS, EFC Trust may from time to time determine to finance the making, acquisition and/or consolidation of Eligible Loans to be held in trust by the Eligible Lender Trustee on behalf of EFC Trust; and

     WHEREAS, in order to consummate the transactions contemplated by any Loan Program or any Financing Transaction, including without limitation any Financing Transaction Documents, any Federal Loan Program Documents, any Consumer Loan Documents or any Student Loan Sale Purchase Agreement, the parties hereto desire and intend to create the trusts set forth herein and the Eligible Lender Trustee agrees to be charged with and accept this trust and duties set forth in this Trust Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein the parties hereto hereby agree as follows:

                                    ARTICLE I

                   Creation of Trust for Benefit of EFC Trust;
                           Authority to Enter Into and
                     Execute Documents; Acceptance of Trust

     Section 1.1. Purpose. The trust created by Article I of this Trust Agreement is formed, entered into and intended by EFC Trust and the Eligible Lender Trustee to create a trust for the purpose of (a) the Eligible Lender Trustee to hold all right, title and interest to Eligible Loans for the benefit of EFC Trust (b) the Eligible Lender Trustee to enter into, and comply with, the terms of any agreement, document or certificate required under any Student Loan Sale Purchase Agreement, any Loan Program or any Financing Transaction relating to such Eligible Loans and (c) the Eligible Lender Trustee to comply with the requirements of the Higher Education Act and/or the Public Health Services Act, if applicable.

     Section 1.2. Creation and Acceptance of Trust for the Benefit of EFC Trust. EFC Trust may from time to time cause title to Eligible Loans to be conveyed to the Eligible Lender Trustee; which

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Eligible Loans shall be held, administered and pledged and the proceeds thereof distributed by the Eligible Lender Trustee for the benefit of EFC Trust as herein set forth. At the request of EFC Trust hereunder, the Eligible Lender Trustee hereby agrees to accept and hold title to such Eligible Loans without liability or responsibility at acceptance for the condition or validity of such right, title and interest, in trust, upon the trusts hereinafter set forth for the use and benefit of EFC Trust.

     Section 1.3. Authority to Enter Into and Execute Documents and Transfer and Accept Eligible Loans.

     (a) EFC Trust hereby authorizes and directs the Eligible Lender Trustee to enter into, execute and deliver any and all agreements, documents and certificates which may be required in connection with performing its duties and obligations with respect to Eligible Loans held by the Eligible Lender Trustee on behalf of EFC Trust pursuant to this Trust Agreement.

     (b) EFC Trust hereby authorizes and directs the Eligible Lender Trustee to
(i) accept from time to time as directed by EFC Trust the transfer of all right, title and interest in the Eligible Loans held by the Seller to the Eligible Lender Trustee on behalf of EFC Trust pursuant to the terms of the applicable Student Loan Sale Purchase Agreement, (ii) transfer all the right, title and interest in certain Eligible Loans held by the Eligible Lender Trustee on behalf of EFC Trust to the Seller from time to time as directed by EFC Trust because of the repurchase of such Eligible Loans pursuant to the applicable Student Loan Sale Purchase Agreement; and (iii) enter into, execute and deliver, from time to time as EFC Trust may request, any and all agreements, documents or certificates which may be required in connection with any Student Loan Sale Purchase Agreement or any Loan Program, including without limitation Financing Transaction Documents, Federal Loan Program Documents and Consumer Education Loan Documents, with respect to the Eligible Loans held on behalf of EFC Trust under this Trust Agreement.

     Section 1.4. Duties of the Eligible Lender Trustee. The Eligible Lender Trustee, by the execution hereof, covenants, represents and agrees that:

     (a) it shall accept and hold as herein set forth all such right, title and interest to the Eligible Loans that are transferred and assigned to it at the request of EFC Trust or that are originated and made by it and in its name on behalf of EFC Trust pursuant to this Trust Agreement;

     (b) it is and shall be an "eligible lender" as defined in 20 U.S.C.(S)1085
(d) under the Higher Education Act;

     (c) it shall enter into and maintain a Contract of Guarantee with each Guarantor where it acts on behalf of EFC Trust;

     (d) if requested by EFC Trust (with respect to Eligible Loans held on behalf of EFC Trust under this Trust Agreement) in a reasonably detailed writing that sets forth sufficient information and instructions, it shall execute, deliver and perform Student Loan Sale Purchase Agreements, Federal Loan Program Documents, Consumer Education Loan Documents, Servicing Agreements, Financing Transaction Documents, and all other agreements, documents or certificates required under such

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Student Loan Sale Purchase Agreements, any Loan Program, Servicing Agreement or
Financing Transaction, and any other agreements, instruments, or documents relating, directly or indirectly, to the making, financing, acquisition or consolidation of Eligible Loans or the servicing, administration, sale, exchange, assignment or transfer of Eligible Loans, including without limitation the acceptance of the transfer of all right, title and interest in the Eligible Loans held by Seller to the Eligible Lender Trustee on behalf of EFC Trust;

     (e) it shall acquire, sell, exchange or otherwise deal with such Eligible Loans in accordance with the Student Loan Sale Purchase Agreements and the applicable Loan Program, Servicing Agreement or Financing Transaction;

     f) it shall enter into, and thereafter comply with the terms thereof, any agreement or other document relating to any Financing Transaction, and take such actions as are necessary and reasonably requested to convey, transfer, assign, pledge and grant a lien on and a security interest in all of its right, title and interest in and to the Eligible Loans in accordance with the applicable Financing Transaction;

     (g) it shall take such actions, at the request of EFC Trust as are necessary or appropriate in order for EFC Trust to obtain the full value and benefits of the Eligible Loans, the Student Loan Sale Purchase Agreements and the Loan Programs, Servicing Agreements, Financing Transactions or other agreements, instruments or documents related thereto, with respect to the Eligible Loans held on behalf of EFC Trust under this Trust Agreement;

     (h) it shall hold all data, materials and information pertaining to the Eligible Loans confidential, and it agrees not to use such data, materials or information for any purpose other than for the limited purpose of performing its obligations under this Trust Agreement; and

     (i) following the discharge or other termination of any Financing Transaction to which EFC Trust is a party, it shall (i) continue to hold all right, title and interest in and to the Eligible Loans relating to such Financing Transaction for the benefit of EFC Trust pursuant to the terms and conditions of this Trust Agreement until otherwise directed by EFC Trust and
(ii) shall execute such agreements and documents as requested by EFC Trust providing for the administration of and receipt by EFC Trust of the cash flows and other interests in such Eligible Loans.

     Section 1.5. Duties of EFC Trust. EFC Trust, by the execution hereof, covenants, represents and agrees that:

     (a) it shall accept, hold and maintain the beneficial interest in each Eligible Loan free of any claims, liens or encumbrances, except the rights of the Eligible Lender Trustee and any trustee or other secured party under an indenture of trust under which the Eligible Loans have been financed;

     (b) it shall promptly take all necessary actions to perform its obligations hereunder and to support the Eligible Lender Trustee, in the prompt and full performance of its obligations hereunder;

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     (c) it shall be responsible for compliance with all applicable provisions of the Gramm-Leach Bliley Act of 1999; and

     (d) it shall notify the Eligible Lender Trustee of any material default under the Servicing Agreement promptly upon becoming aware of such default.

     Section 1.6. Acceptance of Duties. The Eligible Lender Trustee accepts the trusts hereby created and agrees to perform the duties and only the duties specifically set forth in this Trust Agreement, and no implied covenants or obligations shall be read into the trust created hereby against the Eligible Lender Trustee. The Eligible Lender Trustee shall not be answerable or accountable under any circumstances except for its gross negligence or willful misconduct.

     Section 1.7. Reliance on Certain Documents, Other Persons. The Eligible Lender Trustee shall not incur any liability in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. In the administration of its duties hereunder, the Eligible Lender Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through other agents or attorneys and may, at the expense of EFC Trust seek advice of counsel, accountants and other skilled persons to be selected and employed by it, and the Eligible Lender Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

     Section 1.8. Security for Action. No provision hereof shall require the Eligible Lender Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 1.9. Capacity. In accepting the trusts hereby created, the Eligible Lender Trustee acts solely as trustee hereunder and not in its individual capacity.

     Section 1.10. Compensation. EFC Trust shall pay to the Eligible Lender Trustee from time to time reasonable compensation for all services rendered by it hereunder with respect to Eligible Loans held on behalf of EFC Trust under this Trust Agreement, and also all of its reasonable expenses, charges, and other disbursements and those of its attorneys, agents, and employees incurred in and about the administration and execution of the trust hereby created with respect to Eligible Loans held on behalf of EFC Trust under this Trust Agreement.

     Section 1.11. Qualification. The Eligible Lender Trustee, including any successor, shall at all times (a) be a trust company or bank having the powers of a trust company within the state in which it is located, (b) be an "eligible lender" as defined in 20 U.S.C. E 1085(d) under the Higher Education Act of 1965, as amended, (c) subject to obtaining the required authorization from the Secretary of Health and Human Services, qualify as a lender under the HEAL Program and (d) have entered into, and maintain in force, a Contract of Guarantee with each Guarantor.

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     Section 1.12. Successors. (a) The Eligible Lender Trustee or any successor thereto may resign at any time without cause by giving at least ninety (90) days prior written notice, such resignation to be effective upon the acceptance of the trusts created by Article I hereunder by any successor Eligible Lender Trustee meeting the requirements of Section 1.11 hereof and payment in full of all amounts due the Eligible Lender Trustee. In addition, EFC Trust may at any time remove the Eligible Lender Trustee with or without cause by an instrument in writing delivered to the Eligible Lender Trustee, such removal to be effective upon the acceptance of the trusts hereunder by a successor Eligible Lender Trustee meeting the requirements of Section 1.11 hereof and payment in full of all amounts due the Eligible Lender Trustee. If no successor Eligible Lender Trustee has been appointed within ninety (90) days after notice of resignation or removal, as the case may be, the Eligible Lender Trustee may request a court of competent jurisdiction to (i) require EFC Trust to appoint a qualified successor Eligible Lender Trustee meeting the requirements of Section
1.11 hereof within three (3) days of the receipt of citation or notice by the court, or (ii) appoint a successor Eligible Lender Trustee meeting the requirements of Section 1.11 hereof;

     (b) Any successor Eligible Lender Trustee shall execute and deliver to the predecessor Eligible Lender Trustee an instrument accepting such appointment and, in cooperation with the predecessor Eligible Lender Trustee, shall take such further actions to ensure (i) that title to the Eligible Loans has been assigned to such successor Eligible Lender Trustee and (ii) that the beneficial interest of EFC Trust in the Eligible Loans is maintained; thereupon such successor Eligible Lender Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Eligible Lender Trustee in the trusts hereunder with like effect as if originally named as the Eligible Lender Trustee herein;

     (c) Any bank, corporation or other entity into which the Eligible Lender Trustee may be merged or converted or with which it may be consolidated, or any bank, corporation or other entity resulting from any merger, conversion or consolidation to which the Eligible Lender Trustee shall be a party, or any bank, corporation or other entity to which substantially all the corporate trust business of the Eligible Lender Trustee may be transferred, shall be the Eligible Lender Trustee under this Trust Agreement without any further act, provided the resulting bank, corporation, or other entity meets the qualification requirements of Section 1.11 hereof;

     (d) Any successor Eligible Lender Trustee shall take such actions as are necessary, appropriate and reasonably requested by EFC Trust so that the Eligible Lender Trustee is properly substituted, succeeds or otherwise takes the place of the predecessor Eligible Lender Trustee in all necessary and appropriate documents, instruments and agreements relating to any Student Loan Sale Purchase Agreement, any applicable Loan Program and any applicable Financing Transaction.

     Section 1.13. Servicing of Eligible Loans. EFC Trust hereby acknowledges that it has selected, or will select, Servicers to originate and service the Eligible Loans held by the Eligible Lender Trustee on behalf of EFC Trust pursuant to a Servicing Agreement that complies with and requires compliance with all federal, state and local laws and regulations. EFC Trust acknowledges that the Eligible Lender Trustee is not required to monitor the actions taken by the Servicers. EFC Trust shall deliver to the Eligible Lender Trustee (i) promptly after receipt thereof from the Servicers,

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copies of any annual audited financial statements of the Servicers, certified by an independent certified accounting firm received by EFC Trust; (ii) on an annual basis within ten (10) days after receipt thereof, copies of SAS 70 reports for each Servicer, of if not available the annual compliance audit for each Servicer required by Section 428(b)(1)(4) of the Higher Education Act, as amended, and (iii) on an annual basis, each Servicer's reject and cure rates demonstrating the Servicer's compliance under applicable regulations.

     Section 1.14. Indemnification by EFC Trust of the Eligible Lender Trustee. EFC Trust hereby agrees and does hereby indemnify and hold harmless the Eligible Lender Trustee from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Eligible Lender Trustee in any way relating to or arising out of this Trust Agreement or any document, or the performance or enforcement of any of the terms of any provision thereof, or in any way relating to or arising out of the administration of the trust estate or the action or inaction of the Eligible Lender Trustee hereunder, except only in the case of willful misconduct or gross negligence on the part of the Eligible Lender Trustee in the performance of its duties hereunder; provided, however, that EFC Trust's indemnification with respect to each Eligible Loan shall be limited to the period of time that the Eligible Lender Trustee holds such Eligible Loans in trust on behalf of EFC Trust.

     Section 1.15. Termination. This Trust Agreement and the trusts created hereby shall terminate with respect to EFC Trust, upon the sale, transfer, final disposition, maturity, final payment or assignment of all Eligible Loans held by the Eligible Lender Trustee on behalf of EFC Trust.

                                   ARTICLE II

                                  Miscellaneous

     Section 2.1. Definitions. Capitalized terms used herein shall have the same meaning given below:

     "Consolidation Loans" means Eligible Loans authorized under Section 428C of the Higher Education Act of 1965, as amended, or any successor provision.

     "Consumer Education Loan" means an education loan made to a student or parent of a dependent student that is not granted under the FFEL Program or the HEAL Program, but which is otherwise an Eligible Loan.

     "Consumer Education Loan Documents" means any agreement, document or certificate necessary or advisable with respect to the originating, servicing or ownership of a Consumer Education Loan.

     "Contract of Guarantee" means a contract with a Guarantor providing for, or a certificate or other evidence of, the guarantee of Eligible Loans.

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     "Eligible Loans" means Student Loans which become subject to this Trust
Agreement.

     "Federal Loan" means any FFEL Loan and/or HEAL Loan, as applicable.

     "Federal Loan Program" means a Loan Program for Federal Loans.

     "Federal Loan Program Documents" means any agreement, document or certificate relating to the terms and conditions of the Federal Loans under a particular Federal Loan Program, including but not limited to any Contract of Guarantee, and any amendments or supplements thereto.

     "FFEL Loans" means SLS Loans, Stafford Loans, PLUS Loans or Consolidation Loans.

     "FFEL Program" means the Federal Family Education Loan Program authorized under the Higher Education Act, including Federal Stafford Loans authorized under Sections 427 and 428 thereof, Federal Supplemental Loans for Students authorized under Sections 428A hereof, Federal PLUS Loans authorized under
Section 428B thereof, Federal Consolidation Loans authorized under Section 428C thereof and Unsubsidized Stafford Loans authorized under Section 428H thereof.

     "Financing Transaction" means a transaction through which EFC Trust finances the making, acquisition and/or consolidation of Eligible Loans including (i) the issuance, from time to time, of certain bonds, notes or other indebtedness (in various series) or (ii) borrowing of funds pursuant to a line of credit, credit facility or other source.

     "Financing Transaction Documents" means any agreement, document, instrument or certificate relating to the terms and conditions of a particular Financing Transaction, including but not limited to an indenture of trust, loan agreement, credit agreement, line of credit agreement, security agreement, bailment agreement, UCC financing statements, secured demand note, collateral agreement, or other related documents and any amendments or supplements thereto.

     "Guarantee" or "Guaranteed" means, with respect to (i) a FFEL Loan, the guarantee by the applicable Guarantor of the principal of and accrued interest on such FFEL Loan and the coverage of such FFEL Loan by a federal reinsurance agreement providing, among other things, for reimbursement to the Guarantor for losses incurred by it on defaulted FFEL Loans guaranteed by the Guarantor as provided by the Higher Education Act from time to time and (ii) a Consumer Education Loan, the guarantee by the applicable Guarantor (or insurer) of such Consumer Education Loan.

     "Guarantor" means any guarantee agency as is agreed to in writing by EFC Trust and the Eligible Lender Trustee with respect to Eligible Loans held in trust by the Eligible Lender Trustee.

     "HEAL Loan" means an education loan made to an "eligible graduate student" as defined in and pursuant to the Public Health Services Act.

     "HEAL Program" means the HEAL Program authorized under the Public Health Services Act, which established the program to provide insured HEAL Loans to "eligible graduate students"

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in schools of medicine, osteopathy, chiropractic medicine or in programs in health administration, clinical psychology or allied health.

     "Higher Education Act" means the Higher Education Act of 1965, as amended from time to time, and all regulations and directives promulgated thereunder from time to time.

     "Loan Program" shall mean the terms and conditions of a program that makes moneys available for Eligible Loans, thereby assisting students in obtaining higher education, including without limitation, all applicable Federal Loan Program Documents and Consumer Education Loan Documents, and with respect to the Federal Loan Program and the HEAL Program, the Higher Education Act and the Public Health Services Act, respectively.

     "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

     "PLUS Loans" means Eligible Loans authorized under Section 428B of the Higher Education Act of 1965, as amended, or any successor provision.

     "Public Health Services Act" means the Public Health Services Act of 1975, as amended or supplemented from time to time, or any successor federal act, together with any rules, regulations and interpretations promulgated thereunder.

     "Seller" means the seller under any Student Loan Sale Purchase Agreement or the eligible lender trustee acting on its behalf, as applicable.

     "Servicer" means a servicing entity as agreed to in writing by EFC Trust and the Eligible Lender Trustee to provide servicing of Eligible Loans, including but not limited to application review, disbursement, collection, due diligence and claims services.

     "Servicing Agreement" means an agreement with a Servicer for the servicing of Eligible Loans.

     "SLS Loans" means a loan made to an Eligible Borrower designated as such that it is made under the Supplemental Loans for Students Programs in accordance with the Higher Education Act.

     "Stafford Loans" means Eligible Loans authorized under Section 427 and 428 of the Higher Education Act of 1965, as amended, or any successor provision, including Unsubsidized Stafford Loans, but not including PLUS Loans.

     "Student Loan" means a FFEL Loan, a HEAL Loan or a Consumer Loan.

     "Student Loan Sale Purchase Agreement" means a student loan sale purchase agreement between a Seller and EFC Trust as amended or restated from time to time pursuant to which EFC Trust purchases Eligible Loans.

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     "Unsubsidized Stafford Loans" means student loans authorized under Section
428H of the Higher Education Act of 1965, as amended, or any successor provision.

     Section 2.2. Notices. All notices shall be in writing, mailed by regular mail, postage prepaid, (i) if to the Eligible Lender Trustee, addressed to Fifth Third Bank, Corporate Trust Administration, 38 Fountain Square Plaza, MD 10AT60 Cincinnati, Ohio 45263, Attention: Brian Gardner or to such other address as may have been filed in writing with EFC Trust; and (ii) if to EFC Trust, addressed to Education Funding Capital Trust - I, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration or to such other address as may have been filed by EFC Trust in writing.

     Section 2.3. Lender Identification Number. The parties acknowledge and agree that Lender Identification Number 833938 shall be used in connection with the Student Loans that become subject to this Trust Agreement. The parties further agree that such Lender Identification Number may be used in connection with other Student Loans in which EFC Trust or an affiliate of EFC Trust (meaning any corporation or limited liability company that controls, or any corporation, limited liability company or trust controlled by or under common control with EFC Trust) has a beneficial interest.

     Section 2.4. Partial Invalidity. Any provisions of this Trust Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 2.5. Amendment. No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

     Section 2.6. Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 2.7. Trust Binding Upon Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, EFC Trust and its successors and assigns and the Eligible Lender Trustee and its successors and assigns.

     Section 2.8. Headings. The headings of the various articles and sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

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     Section 2.9. Governing Law and Place of Enforcement. This Trust Agreement
shall be governed by, and construed in accordance with, the laws of the State of Ohio without regard to the choice of law principles thereof.

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     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be executed by a duly authorized officer as of the date first above written.

FIFTH THIRD BANK              EDUCATION FUNDING CAPITAL TRUST - I,
as the Eligible Lender        a Delaware business law trust acting by and
Trustee                       through Fifth Third Bank, not in its individual
                              capacity, but solely as Co-Owner Trustee on behalf of the Trust


By:    /s/ Keith E. Brock     By:    /s/ Keith E. Brock
       --------------------          ---------------------------------
Name:  Keith E. Brock         Name:  Keith E. Brock
Title: Trust Officer          Title: Trust Officer

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